UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23693

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2024 – July 31, 2024

Item 1. Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund V, Inc.

2024
Semi-Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Other Information	30
Statement Regarding Basis for Approval of Investment Advisory Contract	31
Privacy Policy	35

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

September 6, 2024

Dear Shareholder:

Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from February 1, 2024, to July 31, 2024.

The Federal Reserve Board (the “Fed”) did not raise the Fed funds rate at any of the meetings held during the period. The Fed funds rate was 5.25% to 5.50% at both the beginning and the end of the period.

The Fed’s statement after the July 2024 meeting cited moderation in job gains and an easing of inflation that remained somewhat elevated and above the Federal Open Markets Committee’s 2% inflation objective as reasons for leaving the Fed funds rate untouched. The economic outlook remains uncertain, and the Federal Open Markets Committee will remain attentive to risks on both sides of its dual mandate. Economic indicators since the July 2024 meeting tilted the balance in favor of policy easing. Chairman Powell, in his speech at the Fed’s Jackson Hole Economic Symposium, stated that the time had come for adjustments to monetary policy.

The yield of the 10-year U.S. Treasury Note remained relatively stable during the period. It closed the period at 4.26% versus 4.21% at the beginning of the period. However, it has decreased in yield significantly since and is trading at a yield around 3.70%. The yield curve flattened and the spread between the 2-year and the 10-year Note is no longer inverted. Most market participants expect a 0.25% cut in the Fed funds rate at the September meeting.

The timing of the end of the tightening cycle, the pace of the Fed funds rate cuts, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended July 31, 2024. The views and opinions in the letter were current as of September 6, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Semi-Annual Report | July 31, 2024	1

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from February 1, 2024, to July 31, 2024:

Six-Month Period
Based on market price	34.52%
Based on NAV	2.63%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV"), and market prices as of July 31, 2024:

Dividend yield based on market at period-end	3.06%
Dividend yield based on NAV at period-end	1.57%
NAV as of July 31, 2024	$2.92
Market Price as of July 31, 2024	$1.47
Premium (discount) to NAV	(49.7%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund distributed as dividends 100% of its net investment income plus approximately $35,000 of net investment income from prior years. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of July 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of July 31, 2024

Asset Allocation, as a % of the Total Portfolio

As of July 31, 2024, the largest Puerto Rico bond holding in the portfolio, representing 50.9%, is the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even though interest rates were slightly higher during the period, the valuation of the COFINA bonds increased during the period. The transfers to the trustee for the redemption of the bonds for fiscal year 2025 commenced on July 1, 2024. As of September 6, 2024, $320.7 million or 60.3% of the required COFINA collections have been transferred to the trustee compared to $299.9 million or 58.6% of collections for the same period last year. COFINA sales and use tax (IVU) collections are 6.9% higher than last year.

The Fund owns mortgage-backed securities (“MBS”) representing 1.3% of the portfolio. They include MBS issued and guaranteed by U.S. agencies, 0.07%; and certain Puerto Rico Tax Exempt Notes collateralized with U.S. agency MBS, 0.6%. The balance of the MBS decreased mostly from the repayment of the underlying mortgages. The valuation of the MBS remained stable during the period.

The Fund’s U.S. holdings are comprised of U.S. agencies and a State of California General Obligation Bond representing 44.7% and 3.1%, respectively of the portfolio. The valuation of the U.S. agencies increased slightly during the period while the municipal bond decreased in value. Municipal bonds underperformed treasuries and agencies as heavy volume of new issues impacted the relative level of spreads in the market.

The NAV of the Fund increased $0.03 during the period from $2.89 at the beginning of the period to $2.92 at period-end. As discussed above, there was a net increase in the valuation of the Fund’s portfolio. At period-end the Fund indicated market value was a 49.7% discount to its NAV, a decrease from the discount of 61.6% at the beginning of the period.

Semi-Annual Report | July 31, 2024	3

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of the end of the six-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Puerto Rico Government Instrumentalities	50.9%
US Government and Agency Obligations	44.7%
US Municipal Bonds	3.1%
Puerto Rico Mortgage-Backed Securities	0.7%
Puerto Rico Tax Exempt Notes	0.6%
Total	100.0%

Geographic Allocation

(% of Total Portfolio)

Puerto Rico	52.2%
U.S.	47.8%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of July 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	46.1%
AA	3.0%
A	0.0%
BBB	0.0%
Below BBB	0.0%
Not Rated	50.9%
Total	100.0%

The “Not-Rated” category is comprised of the restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of July 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

4	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the Puerto Rico market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

Semi-Annual Report | July 31, 2024	5

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2024 (Unaudited)

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of July 31, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$8,950,000
Leverage Ratio[1]	18.3%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

[1]	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (61.98%)
767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.500%	07/01/34	768,066
390,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.550%	07/01/40	390,125
2,847,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	4.750%	07/01/53	2,822,117
8,684,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)(b)	5.000%	07/01/58	8,720,383
8,172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/46	2,713,290
7,915,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)	0.000%	07/01/51	1,915,901
3,942,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.329%	07/01/40	3,907,408
118,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.536%	07/01/53	113,045
3,212,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)(b)	4.784%	07/01/58	3,176,767
				24,527,102
Total Puerto Rico Government Instrumentalities
(Cost $24,022,586)				24,527,102

Government Bonds (54.48%)
US Government and Agency Obligations (0.94%)
$375,000	Federal Home Loan Bank	5.200%	09/28/37	$373,237

US Government Sponsored Entities (53.54%)
15,360,000	Federal Home Loan Bank(d)	5.500%	07/15/36	17,136,614
250,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	271,373
1,000,000	Federal Home Loan Bank	6.500%	09/13/38	998,910

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2024	7

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
US Government Sponsored Entities (53.54%) (continued)
$2,442,000	Fannie Mae Note	6.625%	11/15/30	$2,780,929
				21,187,826
Total Government Bonds
(Cost $21,308,486)				21,561,063

Municipal Bonds (3.71%)
California (3.71%)
1,200,000	State of California, General Obligation Unlimited Bonds	7.625%	03/01/40	1,469,019

Total Municipal Bonds
(Cost $1,215,692)				1,469,019

Mortgage-Backed Securities (0.99%)
Puerto Rico GNMA Bonds(e) (0.46%)
110,313	Ginnie Mae I Serial Pool 556254	6.500%	08/15/31	113,679
4,224	Ginnie Mae I Pool 548495	7.000%	05/15/31	4,221
41,510	Ginnie Mae I Pool 515366	7.500%	04/15/30	41,582
11,932	Ginnie Mae I Pool 548493	7.500%	05/15/31	11,948
2,598	Ginnie Mae I Pool 531461	8.000%	05/15/30	2,600
8,724	Ginnie Mae I Pool 515442	8.000%	07/15/30	8,688
				182,718
Puerto Rico Freddie Mac Bonds(f) (0.15%)
27,163	Freddie Mac Gold Pool C59579	6.500%	10/01/31	27,878
28,099	Freddie Mac Gold Pool C63329	6.500%	12/01/31	28,839
2,352	Freddie Mac Gold Pool C18249	7.000%	11/01/28	2,433
				59,150
Puerto Rico Fannie Mae Bonds(g) (0.38%)
102,818	Fannie Mae Pool 849999	5.000%	01/01/36	103,896
22,001	Fannie Mae Pool 580540	6.000%	06/01/31	22,308
9,013	Fannie Mae Pool 627603	6.500%	11/01/31	9,241
11,583	Fannie Mae Pool 445330	7.000%	07/01/28	11,968
				147,413
Total Mortgage-Backed Securities
(Cost $384,821)				389,281

Puerto Rico Tax Exempt Notes (0.76%)
8,696	Community Endowment, Inc - collateralized by FN362600	7.500%	10/01/26	8,689
24,161	Community Endowment, Inc - collateralized by FN372183	7.000%	02/01/27	24,964

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Tax Exempt Notes (0.76%) (continued)
$6,576	Community Endowment, Inc - collateralized by FN372184	7.500%	01/01/27	$6,549
9,454	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	9,799
1,367	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	1,368
7,483	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	7,831
119,124	Community Endowment, Inc - collateralized by FN536045	8.000%	10/01/30	123,645
79,650	Community Endowment, Inc - collateralized by GN445571	7.500%	09/15/27	80,673
11,694	Community Endowment, Inc - collateralized by GN448307	7.000%	09/15/27	11,731
11,875	Community Endowment, Inc - collateralized by GN453529	7.500%	09/15/27	11,904
13,957	Community Endowment, Inc - collateralized by GN470940	7.000%	06/15/28	14,001
				301,154
Total Puerto Rico Tax Exempt Notes
(Cost $294,037)				301,154

Total Investments (121.92%)
(Cost $47,225,622)				$48,247,619

Liabilities in Excess of Other Assets (-21.92%)				(8,673,207)
NET ASSETS (100.00%)				$39,574,412

(a)	Security may be called before its maturity date.

(b)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.

(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2024	9

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2024 (Unaudited)

(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street Securities (a)	5.80%	07/18/2024	08/15/2024	$8,950,000
				$8,950,000

(a)	Reverse Repurchase Agreement with South Street Securities, $8,950,000 5.80% dated July 18, 2024, due August 15, 2024 (collateralized by US government agencies and instrumentalities with a face amount of $8,960,000 and a fair value of $9,661,659 5.50%, with maturity date July 15, 2036).

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Assets and Liabilities

July 31, 2024 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $9,537,090)	$9,661,659
Other securities, at fair value (cost $37,688,532)	38,585,960
$48,247,619
Cash and cash equivalents	310,473
Interest receivable	230,613
Prepaid and other assets	11,137
Total Assets	48,799,842

LIABILITIES:
Reverse repurchase agreements (cost $8,950,000)	8,950,000
Interest payable	19,665
Dividends payable	101,744
Payable to Adviser	10,275
Payable to fund accounting and administration	35,118
Payable to Transfer agency	4,905
Payable for Compliance fees	5,023
Payable for Audit fees	31,709
Other payables	66,991
Total Liabilities	9,225,430
Net Assets	$39,574,412

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – shares authorized 13,565,859 issued and outstanding	$163,150,768
Accumulated deficit	(123,576,356)
Net Assets	$39,574,412

PRICING OF SHARES:
Net Assets	$39,574,412
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	13,565,859
Net asset value per share	$2.92

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2024	11

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Operations

For the six months ended July 31, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$1,143,208
Total Investment Income	1,143,208

EXPENSES:
Investment Adviser fee	179,950
Accounting and Administration fees	55,898
Compliance expense	4,230
Transfer agent expenses	4,131
Interest expense	266,045
Audit expenses	34,757
Legal expenses	54,636
Custodian fees	2,204
Director expenses	10,156
Printing expenses	11,751
Insurance fee	61,394
Other expenses	2,248
Total expenses before waiver	687,400
Less fees waived by Investment Adviser	(119,967)
Total Expenses	567,433
Net Investment Income	575,775

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(2)
Net realized loss	(2)
Net change in unrealized appreciation on:
Investments	403,123
Net change in unrealized appreciation	403,123
Net Realized and Unrealized Gain on Investments	403,121
Net Increase in Net Assets Resulting from Operations	$978,896

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended July 31, 2024 (Unaudited)	For the Year Ended January 31, 2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$575,775	$1,244,272
Net realized loss on investments	(2)	(19)
Net change in unrealized appreciation/(depreciation)	403,123	(233,882)
Net increase in net assets resulting from operations	978,896	1,010,371

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(610,438)	(1,265,906)
Net decrease in net assets from dividends	(610,438)	(1,265,906)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	3,957	8,968
Net increase in net assets from capital share transactions	3,957	8,968

Net Increase/(Decrease) in Net Assets	372,415	(246,567)

NET ASSETS:
Beginning of period	39,201,997	39,448,564
End of period	$39,574,412	$39,201,997

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2024	13

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Cash Flows

For the six months ended July 31, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$978,896
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	56,051
Amortization of premium and accretion of discount on investments, net	(42,759)
Net realized loss on:
Investments	2
Net change in unrealized appreciation on:
Investments	(403,123)
(Increase)/Decrease in assets:
Interest receivable	2,828
Prepaid and other assets	1,091
Increase/(Decrease) in liabilities:
Payable for interest expense	8,205
Payable to Adviser	70
Payable to fund accounting and administration fees	8,553
Payable to Transfer agency	(1,869)
Payable to Directors	(9,460)
Payable for Compliance fees	803
Payable for Custodian fees	(275)
Payable for Audit fees	(36,855)
Other payables	25,768
Net cash provided by operating activities	$587,926

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(73,756,008)
Securities sold under reverse repurchase agreements	73,907,008
Cash distributions paid to common shareholders - net of distributions reinvested	(606,471)
Net cash used in financing activities	$(455,471)

Net increase in cash and cash equivalents	$132,455
Cash and cash equivalents, beginning of period	$178,018
Cash and cash equivalents, end of period	$310,473

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$257,840

NON-CASH ACTIVITIES:
Reinvestment of dividends	$3,957

See Notes to Financial Statements.

14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Six Months Ended July 31, 2024 (Unaudited)		For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Net asset value - beginning of period	$2.89		$2.91	$3.44
Income/(loss) from investment operations:
Net investment income(a)	0.04		0.09	0.11
Net realized and unrealized gain/(loss)	0.03		(0.02)	(0.53)

Total income/(loss) from investment operations	0.07		0.07	(0.42)
Less distributions:
Dividends from net investment income	(0.04)		(0.09)	(0.11)
Total distributions	(0.04)		(0.09)	(0.11)

Net increase/(decrease) in net asset value	0.03		(0.02)	(0.53)
Net asset value - end of period	$2.92		$2.89	$2.91
Market value per share - end of period(b)	$1.47		$1.11	$0.98
Total Return - Net Asset Value(c)	2.63	%(d)	2.70%	(12.19%)
Total Return - Market Price(e)	34.52	%(d)	17.13%	(52.90%)
Supplemental Data:
Net assets, end of period (in thousands)	$39,574		$39,202	$39,449
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	3.55	%(h)	3.45%	2.64%
Ratio of net expenses to average net assets(g)(i)	2.93	%(h)	2.83%	2.02%
Ratio of gross operating expenses to average net assets(j)	2.17	%(h)	2.14%	2.09%
Interest and leverage related expenses to average net assets	1.38	%(h)	1.31%	0.55%
Ratio of net investment income to average net assets(i)	2.98	%(h)	3.29%	3.68%
Portfolio turnover rate	0	%(d)	1%	1%

(a)	Based on weekly average outstanding common shares of 13,565,213 for the period ended July 31, 2024, 13,562,197 for the year ended January 31, 2024, and 13,555,439 for the year ended January 31, 2023.

(b)	Period end market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.

(d)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2024	15

Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.

(f)	Based on average net assets attributable to common shares of $38,896,807 for the period ended July 31, 2024, $37,901,779 for the year ended January 31, 2024, and $48,353,451 for the year ended January 31, 2023.

(g)	Expenses include both operating and interest and leverage related expenses.

(h)	Annualized.

(i)	The effect of the expenses waived for the period ended July 31, 2024, and for the years ended January 31, 2024, and January 31, 2023, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.62%, 0.62% and 0.62%, respectively.

(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was incorporated on May 15, 1996, and commenced operations on February 28, 1997.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must register its future offerings of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At July 31, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $310,473 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of the Investment Adviser (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

Semi-Annual Report | July 31, 2024	17

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period ended July 31, 2024, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (see Note 6).

(g)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six-months ended July 31, 2024, the Fund increased interest income in the amount of $1 related to net realized gain on mortgage-backed securities paydowns (see Note 10).

(h)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(i)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Semi-Annual Report | July 31, 2024	19

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Advisers, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations are obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Semi-Annual Report | July 31, 2024	21

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$46,389,319	$–	$46,389,319
Municipal Bonds	–	1,469,019	–	1,469,019
Mortgage-Backed Securities	–	389,281	–	389,281
Total	$–	$48,247,619	$–	$48,247,619

There were no purchases, sales, or transfers into or out of level 3 securities during the period ended July 31, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly net assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the agreement. For the six-month period ended July 31, 2024, the gross investment advisory fees amounted to $179,950. Total voluntarily waived fees amounted to $119,967 for a net fee of $59,983, of which $10,275 remained payable at period end. There will be no recoupment of these voluntarily waived fees. Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Prior to its resignation, Popular Asset Management LLC provided advisory services in exchange for a fee calculated at an annual rate of 0.375% of the Fund’s average weekly net assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in a separate investment advisory agreement with the Fund. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the six-month period ended July 31, 2024, the administrative fees and transfer agent fees amounted to $55,898 and $4,131, respectively.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the six-month period ended July 31, 2024, the custody fees amounted to $2,204.

22	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per audit committee meeting. For the six-month period ended July 31, 2024, the compensation expense for the six independent directors of the Fund was $10,156, of which $0 remains payable at period-end.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six-month period ended July 31, 2024, and the year ended January 31, 2024, were as follows:

	For the Six Months Ended July 31, 2024	For the Year Ended January 31, 2024
Common shares outstanding - beginning of period	13,564,477	13,561,258
Common shares issued as reinvestment of dividends	1,382	3,219
Common shares outstanding - end of period	13,565,859	13,564,477

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the period ended July 31, 2024, was $0. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the six-month period ended July 31, 2024, were $56,050. Reverse repurchase agreements entered into for the six-month period ended July 31, 2024, were $8,950,000.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the period	5.80%
Maximum aggregate balance outstanding at any time during the period	$14,527,000
Average balance outstanding during the period	$5,522,158
Average interest rate during the period	4.82%

At July 31, 2024, the interest rate on reverse repurchase agreements was 5.80% with a maturity of August 18, 2024 (collateralized by U.S. government agencies and instrumentalities with a face amount of $8,960,000 and a fair value of $9,661,659, 5.50% with a maturity date July 15, 2036).

Semi-Annual Report | July 31, 2024	23

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

At July 31, 2024, the details of the reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
South Street Securities	$8,950,000	$–	$8,950,000	$–
Total	$8,950,000	$–	$8,950,000	$–

(a)	Reverse repurchase agreements are collateralized by U.S. government sponsored entities. Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

At July 31, 2024, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$8,950,000	100%
Total	$8,950,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $8,950,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under reverse repurchase agreements are classified as Level 2 securities under the fair value hierarchy. There are no long-term financial debt instruments outstanding at July 31, 2024.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At July 31, 2024, the Fund had investments with an aggregate market value of $24,527,102 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at July 31, 2024, the Fund had investments with market values of $182,718, $59,150, and $147,413, which were each issued by one issuer located in the United States and are not guaranteed by the U.S. government.

24	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

Under normal circumstances, the Fund invests, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain such asset coverage.

Semi-Annual Report | July 31, 2024	25

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$575,775
Reclassification of realized gain (loss) on securities’ paydowns	(1)
Distributable net investment income for tax purposes	$575,776

Net realized loss on investments	$(2)
Reclassification of realized gain (loss) on securities’ paydowns	1
Net realized loss on investments, for tax purposes	$(1)

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$47,225,622
Gross appreciation	1,106,708
Gross depreciation	(84,711)
Net appreciation/(depreciation)	$1,021,997

For the six-month period ended July 31, 2024, the Fund distributed $1,265,906 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at July 31, 2024, were as follows:

Undistributed net investment income, beginning of the period	$659,175
Distributable net investment income for the period	575,776
Dividends	(610,438)
Undistributed net investment income, end of the period	$624,513

Accumulated net realized loss on investments, beginning of the period	$(125,222,863)
Net realized loss on investments for the period	(1)
Accumulated net realized loss on investments, end of the period	$(125,222,864)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Semi-Annual Report | July 31, 2024	27

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2024 (Unaudited)

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 13. SUBSEQUENT EVENTS

On August 30, 2024, the Board declared an ordinary net investment income dividend of $0.00750 per common share, totaling $101,746, which was paid on September 10, 2024, to common shareholders of record as of August 30, 2024.

The Fund has performed an evaluation of events occurring subsequent to July 31, 2024, through September 30, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Semi-Annual Report | July 31, 2024	29

Puerto Rico Residents Tax-Free Fund V, Inc.	Other Information

July 31, 2024 (Unaudited)

Shareholder Meeting for the fiscal year ended January 31, 2024

The Annual Meeting of Shareholders was held on July 18, 2024 (the “Annual Meeting”). The voting results for the sole proposal considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Messrs. Carlos Nido and Luis M. Pellot to the Board to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2027 or until their successors are elected and qualified.

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos Nido	6,636,203	6,284,331
Luis M. Pellot	6,631,397	6,289,137

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (“SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2024 (Unaudited)

Statement Regarding Basis for Approval of Investment Advisory Contracts

The Board of the Fund met on May 23, 2024 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements”) by and between the Fund and each of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the “Co-Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Co-Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Co-Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms, the Board was informed by multiple years of analysis and discussion amongst themselves and the Co-Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Co-Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent, and quality of the Co-Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Co-Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Co-Investment Advisers provide portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Co-Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Semi-Annual Report | July 31, 2024	31

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2024 (Unaudited)

In addition to the services provided by the Co-Investment Advisers, the Independent Directors also considered the risks borne by the Co-Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Co-Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2023, (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (the “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Co-Investment Advisers to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or voluntary fee waivers, if any) paid by the Fund to the Co-Investment Advisers in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Co-Investment Advisers’ rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Co-Investment Advisers with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Co-Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the voluntary expense limitations and/or fee waivers, if applicable, proposed by the Co-Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Co-Investment Advisers had voluntarily waived or reimbursed, if applicable, over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

32	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2024 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Co-Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Co-Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of each Co-Investment Adviser and each Co-Investment Advisers’ representations regarding the stability of each firm, their operating margins, and the manner in which they fund their future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for each Co-Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2023, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Co-Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by each Co-Investment Adviser including and excluding distribution expenses incurred by each Co-Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Co-Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Co-Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Co-Investment Adviser. In addition, the Co-Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in each Co-Investment Adviser’s fee structure.

Semi-Annual Report | July 31, 2024	33

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2024 (Unaudited)

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Co-Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Co-Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Co-Investment Advisers and concluded that the indirect benefits received were reasonable.

Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to the Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024.

34	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Privacy Policy

July 31, 2024 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,
●	Written and electronic correspondence,
●	Telephone contacts,
●	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
●	Website visits,
●	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Semi-Annual Report | July 31, 2024	35

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

TRANSFER AGENT

Banco Popular de Puerto Rico
Popular Fiduciary Services
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001
DIRECTORS AND OFFICERS

Enrique Vila del Corral
Chairman of the Board

Clotilde Pérez
Director

J. Gabriel Pagán Pedrero
Director

Carlos J. Nido
Director

Jorge I. Vallejo
Director

Luis M. Pellot
Director

Leslie Highley, Jr.
President

William Rivera
Treasurer

Liana Loyola
Secretary

Lucas Foss
Chief Compliance Officer

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Puerto Rico Residents Tax-Free Fund V, Inc. (the “Registrant”) is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended July 31, 2024, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officer has concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

By:	/s/ Leslie Highley
Leslie Highley
President

Date:	October 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Leslie Highley
Leslie Highley
President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	October 4, 2024